EXHIBIT 10.3

                                  IMATION CORP.

                           FORM OF AFFILIATE AGREEMENT

                                  MAY __, 1997

Imation Corp.
One Imation Place
Oakdale, MN  55128-3414

Gentlemen:

         Pursuant to the terms of the Agreement and Plan of Merger dated as of April __, 1997 (the "Agreement") among Imation Corp., a Delaware corporation ("Parent"), CI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Sub"), and Cemax-Icon, Inc., a Delaware corporation (the "Company"), Parent will acquire the Company through the merger of the Sub with and into Company (the "Merger"). Subject to the terms and conditions of the Agreement, at the Effective Time (as defined in the Agreement), (a) outstanding shares of the common stock of the Company (the "Company Common Stock") will be converted into the right to receive cash and Contingent Payment Rights (as defined in the Merger Agreement) on the basis described in the Agreement, and
(b) options and warrants to purchase Company Common Stock will be converted into options and warrants to purchase shares of common stock of Parent ("Parent Common Stock"). Pursuant to an irrevocable election to be made by the undersigned as of or after the Effective Time, the Contingent Payment Rights may be paid by Parent, in whole or in part, in Parent Common Stock.

         The undersigned has been advised that as of the date hereof the undersigned may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used in paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act").

         The undersigned understands that the representations, warranties and covenants set forth herein will be relied upon by Parent and the Company.

         The undersigned represents and warrants to and agrees with Parent that:

         1. The undersigned has full power to execute and deliver this Affiliate Agreement and to make the representations and warranties herein and to perform its obligations hereunder.

         2. The undersigned has carefully read this Affiliate Agreement and the Agreement and discussed its requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of Parent Common Stock to the extent the undersigned felt necessary, with its counsel or counsel for the Company.

         3. The undersigned shall not make any sale, transfer or other disposition of Parent Common Stock in violation of the Act or the Rules and Regulations.

         4. The undersigned has been advised that, since, at the time the Merger is to be submitted for a vote of the shareholders of the Company, the undersigned may be deemed to be an affiliate of the Company, the undersigned may not sell, transfer or otherwise dispose of Parent Common Stock issued to the undersigned in the Merger unless such sale, transfer or other disposition is made in conformity with the requirements of Rule 145 promulgated by the Commission under the Act.

         5. Except as provided in the Agreement, Parent is under no obligation to register the sale, transfer or other disposition of Parent Common Stock by the undersigned or on its behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

         6. Stop transfer instructions will be given to Parent's transfer agents with respect to the Parent Common Stock and will be placed on the certificates for the Parent Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of an Affiliate Agreement dated April __, 1997 between the registered holder hereof and Parent, a copy of which agreement is on file at the principal offices of Parent."

         7. The legend set forth above shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to Parent a copy of an opinion of counsel in form and substance reasonably satisfactory to Parent, to the effect that such legend is not required for purposes of the Act.

         8. The undersigned is the beneficial owner of all the shares of Company Common Stock and options to purchase Company Common Stock as is indicated below on this Affiliate Agreement (the "Company Securities"). Except for the Company Securities, the undersigned does not beneficially own any shares of Company Common Stock or any other equity securities of the Company or any options, warrants or other rights to acquire any equity securities of the Company.

         Number of shares of Company Common Stock beneficially owned by the undersigned:

         Common Stock __________

         Number of shares of Company Common Stock subject to options or warrants beneficially owned by the undersigned:

         Common Stock __________


                                  Very truly yours,



                                  ______________________________________________
                                  (print name of shareholder above)

                                  By:___________________________________________

                                  Title:________________________________________


Accepted this ___ day of May, 1997, by

IMATION CORP.


By:____________________________

Name:__________________________

Title:_________________________